AFL-CIO Housing Investment Trust Mourns the Passing of Labor Relations Advisor Rod DuChemin

The AFL-CIO Housing Investment Trust (HIT) announces with sorrow that Rod DuChemin, its Labor Relations advisor, bricklayer, union labor mentor and friend, died on May 14, 2021. A bricklayer for 66 years, Rod’s 27 years of labor relations work on the HIT’s union built and financed construction projects was essential to its success. His lifelong contributions to apprenticeship training and outreach helped shape and diversify the ranks of these unions and broadened their impact.

HIT CEO Chang Suh said, “Rod’s deep understanding of union construction and his devotion to the Building Trades and to the HIT made him the heart and soul of our mission.”

Rod oversaw labor relations on more than 440 multifamily projects during his career with the HIT. Through April 30, 2021, these housing projects provided more than 147 million hours of union construction work and paid an estimated $6 billion in union wages and benefits. These projects produced more than 101,500 units of housing, nearly three quarters of which were affordable to low- and moderate-income households.

Mindful of the value of the building trades’ apprenticeship programs, Rod was instrumental in ensuring that union men and women had access to apprenticeship training programs that enabled them to improve their future employment opportunities.

The HIT will always be indebted to Rod DuChemin’s contribution to the HIT and the Labor Movement. Rod believed to his core in the importance of the labor movement and put those values into practice every day of his life. We will miss him and will honor him through our commitment to the HIT’s mission.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055.